UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EDITAS MEDICINE, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

For complete information and to vote, visit www.ProxyVote.com Control # EDITAS MEDICINE, INC. 11 HURLEY STREET CAMBRIDGE, MA 02141 V09401-P88814 You invested in EDITAS MEDICINE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Get informed before you vote View the Notice and Proxy Statement, 2022 Annual Report and form of proxy online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 1, 2023 8:30 AM EDT www.virtualshareholdermeeting.com/EDIT2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Your Vote Counts! EDITAS MEDICINE, INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to access the more complete proxy materials, which contain important information, and to vote these important matters. You are encouraged to access and review the complete proxy materials before voting. Voting Items Board Recommends 1. Election of three Class I Directors, each to serve until the 2026 Annual Meeting of Stockholders. Nominees: 01) Bernadette Connaughton 02) Elliott Levy, M.D. 03) Akshay Vaishnaw, M.D. For 2. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09402-P88814